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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 3, 2002


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On December 3, 2002, the Company issued two press releases announcing the following events: (i) a realignment of management responsibilities; and (ii) the results of the voting at its Annual Meeting of Stockholders. Copies of these press releases are attached as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of businesses acquired: Not Applicable

      (b) Pro Forma Financial Information: Not Applicable

      (c) Exhibits.

              Exhibit No.     Description
              -----------     -----------

                 99.1 Press Release, dated December 3, 2002, announcing a realignment of management responsibilities.

                 99.2 Press Release, dated December 3, 2002, announcing the results of the voting at the Company's Annual Meeting of Stockholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NATURAL FOODS, INC.


                                         By: /s/ Todd Weintraub
                                             ----------------------------
                                             Todd Weintraub
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                         Date:  December 3, 2002


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

     99.1 Press Release, dated December 3, 2002, announcing a realignment of management responsibilities.
     99.2 Press Release, dated December 3, 2002, announcing the results of the voting at the Company's Annual Meeting of Stockholders.